UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019 bluebird bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 499-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	BLUE	The NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

On December 9, 2019, bluebird bio, Inc. (“bluebird”) conducted an investor webcast presenting updated clinical data for the LentiGlobin product candidate in the treatment of patients with transfusion-dependent β-thalassemia (HGB-204, HGB-207, and HGB-212), for the LentiGlobin product candidate in the treatment of patients with sickle cell disease (HGB-206), and for the bb21217 product candidate in the treatment of patients with relapsed-refractory multiple myeloma (CRB-402), as presented at the 61st Annual Meeting of the American Society of Hematology (“ASH”) in Orlando, Florida, as well as clinical data from KarMMa, a pivotal phase 2 study of idecabtagene vicleucel for the treatment of patients with relapsed and refractory multiple myeloma.  A copy of the presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01Other Events.

On December 9, 2019, bluebird issued a press release announcing data presented at ASH of new data from ongoing studies of LentiGlobin gene therapy for β-thalassemia (betibeglogene autotemcel) in pediatric, adolescent and adult patients who have transfusion-dependent β-thalassemia (TDT),

Also on December 9, 2019, bluebird issued a press release announcing data presented at ASH from the ongoing Phase 1 clinical study of bb21217 (CRB-402) of its investigational next-generation anti-BCMA CAR T cell therapy being studied in patients with relapsed-refractory multiple myeloma.

The full text of bluebird’s press releases regarding these announcements are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor presentation provided by bluebird bio, Inc. on December 9, 2019.
99.2	Press release issued by bluebird bio, Inc. on December 9, 2019 regarding data from HGB-204, HGB-207 and HGB-212 studies.
99.3	Press release issued by bluebird bio, Inc. on December 9, 2019 regarding data from CRB-402 clinical study.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

bluebird bio, Inc.

Date: December 10, 2019	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer

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